UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 26, 2017

Date of Report (Date of earliest event reported)

LIGHTPATH TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27548	86-0708398
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2603 Challenger Tech Court, Suite 100

Orlando, Florida 32826

(Address of principal executive office, including zip code)

(407) 382-4003

(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LightPath Technologies, Inc.

Form 8-K

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

LightPath Technologies, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”) on January 26, 2017. A total of 15,653,258 shares of common stock were issued and outstanding as of the record date of the Meeting, December 1, 2016, and a total of 12,270,793 shares were present or represented by proxy and voted at the Meeting, constituting a quorum. The following proposals were voted on at the Meeting, as described in greater detail in the Company’s Definitive Schedule 14A Proxy Statement filed with the Securities and Exchange Commission on December 15, 2016 (the “Proxy”):

Proposal 1 – To elect Class I directors to the Company’s Board of Directors. The Company’s stockholders duly elected Mr. Ripp and Mr. Gaynor by at least a plurality of the votes cast, to serve until his successor is elected and qualified or until his earlier resignation or removal. The results of the voting were as follows:

	For	Withheld	Broker Non-Votes
Robert Ripp	7,429,223	252,586	4,588,984
J. James Gaynor	7,408,018	273,791	4,588,984

Proposal 2 – To hold a stockholder advisory vote on the compensation of our named executive officers disclosed in the Proxy under the section titled “Executive Compensation,” including the compensation tables and other narrative executive compensation disclosures therein, required by Item 402 of Securities and Exchange Commission Regulation S-K. The Company’s stockholders approved, on a non-binding, advisory basis, the executive compensation of the Company’s named executive officers (a “say-on-pay vote”). The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
7,313,027	172,236	196,546	4,588,984

Proposal 3 – To hold a stockholder advisory vote on the frequency that stockholder advisory votes to approve the compensation of our named executive officers will be taken (a “say-on-frequency vote”). The Company’s stockholders voted, on a non-binding, advisory basis, to hold a say-on-pay vote every year. The results of the voting were as follows:

1 Year	2 Year	3 Year	Abstain	Broker Non-Votes
3,185,680	1,456,739	2,846,309	193,081	4,588,984

On January 26, 2017, our board of directors determined that it will include a non-binding, advisory say-on-pay vote in the Company’s proxy statement every year until the next required stockholder advisory say-on-frequency vote.

Proposal 4 – To ratify the selection of BDO USA LLP as the Company’s independent public accountant. The Company’s stockholders ratified the selection of BDO USA LLP as the Company’s independent public accountant. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
12,058,568	168,299	43,926	0

ITEM 7.01 REGULATION FD DISCLOSURE.

The Company gave a presentation at the Meeting. A copy is on our website at www.lightpath.com/investor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.

LIGHTPATH TECHNOLOGIES, INC.

Dated: January 27, 2017	By:	/s/ Dorothy M. Cipolla
Dorothy M. Cipolla, CFO